                                                              Exhibit 10.22

LESSOR:                       LESSEE:
CALIFORNIA THRIFT & LOAN      ATG, INC.
P.O. BOX 1199                 47375 FREMONT BLVD.
SANTA BARBARA, CA  93102      FREMONT, CA  94538

                                   COMMERCIAL
                                LEASE AGREEMENT

QTY.                             DESCRIPTION OF LEASED EQUIPMENT               SERIAL NO.
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     EQUIPMENT AS DESCRIBED ON ADDENDA I ATTACHED HERETO AND MADE A PART HEREOF.

                                                                               [X] If box checked then Addenda incorporated herein.
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EQUIPMENT LOCATION:  (If other than Billing Address of Lessee)
2025 BATTELLE BLVD.          City:  RICHLAND                 County:  BENTON                State:  WA                  Zip:  99352
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LEASE TERM                   MONTHLY RENT                    First Rental Pmt. Due Upon     Check in the amount of $5,465.28 must
                                                             Acceptance [X]                 accompany completed lease.
48 months                     $2,620.14                      30 Days After Acceptance [ ]   This amount includes:
                                                             Other (Specify) ___________    $__________Security Deposit
                                                                                            $225.00 Documentation Fee
                                                                                            $5,240.28 First & Last 1 mos. rental
                                                                                            $___________Other_____________
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

                 THIS LEASE IS A NON-CANCELLABLE FINANCE LEASE


     1. AGREEMENT TO LEASE. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, subject to the terms of this Lease Agreement and any schedules or addenda attached hereto, the personal property identified above or in the attached schedules or addenda. Lessor may insert in this Lease the serial numbers, and other identification data, of the leased equipment when determined by Lessor. The equipment shall be installed at, and shall not be removed from the equipment location identified above without Lessor's written consent. Equipment required to be registered under applicable state vehicle laws shall not be removed from the state of registration without Lessor's written consent. The lease term shall commence upon the date accepted by the authorized signature of Lessor, as evidenced below. This Lease shall have no effect prior to such acceptance. This Lease is not subject to cancellation for any reason other than Lessor's failure or inability to acquire the leased equipment. In that event both parties shall be released herefrom, and Lessor shall return any advance payments received from Lessee, less actual expenses paid to third parties such as appraisers and title companies, and neither party shall have any liability for consequential or other damages.

     2. STATUS OF PARTIES, WARRANTIES AND DEFENSES. This is a finance lease-- U.C.C. Section 2A103(1)(g). Lessee has selected the leased equipment manufacturer and supplier. Lessor has not manufactured or supplied the leased equipment but is acquiring the same or the right to possession and use of the same solely in connection with this Lease, and at the request of Lessee. Lessee has been provided with a copy of the contract evidencing Lessor's purchase of the leased equipment, or a list of the suppliers with notice that Lessee may have rights thereunder and advice to contact such suppliers for a description of such rights.

     LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED EQUIPMENT. LESSOR MAKES NO WARRANTY THAT THE LEASED EQUIPMENT WILL BE FIT FOR A PARTICULAR PURPOSE. LESSOR MAKES NO WARRANTY OF MERCHANTABILITY.

     Lessor assigns to Lessee, so long as Lessee is not in default hereunder, all warranties made by any manufacturer or supplier of the leased equipment. Lessee's sole remedy in the event of a claimed breach of warranty or other defect in or failure of the leased equipment, shall be in accordance with such manufacturer's or supplier's warranty, and Lessee may not withhold or fail to pay any installments due hereunder to Lessor.

     3. PAYMENT. Lessor acknowledges receipt of the advance payment described above. Such sum shall be held by Lessor as security for the performance of the terms of this Lease. If Lessee requests cancellation of this Lease prior to Lessor's acquisition of the leased equipment, and Lessor grants such request, Lessor shall retain this sum as liquidated damages for such anticipatory breach. Lessee promises and agrees to pay all rental installments on the date designated by Lessor and to pay such other charges as are herein provided. Payments shall be payable at the office of Lessor, or to such other person and/or at such other place as Lessor may from time to time designate in writing. Lessor may apply remittances received to unpaid rental installments and/or charges on a due date basis, remittance received being applied to the oldest unpaid rental installment or charge.

     4. FINANCIAL AND EQUIPMENT CONDITION. Lessor may inspect the equipment at any time, and Lessee agrees to keep it in good condition and repair at Lessee's expense and house the same in suitable shelter, and not to sell or otherwise dispose of the equipment or any accessories attached hereto. Lessee shall cause the equipment to be maintained and serviced in accordance with the recommendations of the manufacturer. Lessee agrees to furnish Lessor upon request current financial statements reflecting the Lessee's financial status during the term of the Lease. All lease Guarantors hereby agree to furnish Lessor upon request current personal financial statements reflecting Guarantor's financial status during the term of the Lease.

     5. OWNERSHIP. No title or right in said equipment shall pass to Lessee except by the rights herein expressly granted. Plates or other markings may be affixed to or placed on said equipment by Lessor or at Lessor's request, by Lessee at Lessee's expense, indicating the Lessor is the owner thereof, and Lessee will not remove the same. Upon the termination of the initial lease period, Lessee will immediately crate, insure, and ship the equipment and operating manuals to whatever destination Lessor shall direct, all at Lessee's expense, in as good condition as received less normal wear and tear, said destination to be confirmed by Lessee prior to shipment. Lessee agrees to pay Lessor monthly rent at the rate specified for the initial term or any month or part thereof from the end of the initial term until the equipment is received by Lessor. Said equipment shall always remain and be deemed personal property even though attached to realty. Lessee shall maintain each unit of equipment so that it may be removed from the building in which it is placed without damage to the building. All replacements, accessories, or capital improvements made to or placed in or upon said equipment shall become component parts thereof and title thereto shall immediately vest in Lessor and shall be included under the terms hereof. The Lessee agrees that the Lessor is authorized, at its option, to file financing statements or amendments thereto without the signature of the Lessee with respect to any or all of the lease property and, if a signature is required by law, then the Lessee appoints Lessor as Lessee's attorney-in-fact to execute any such financing statements and further agrees to pay the Lessor a documentation fee to cover the expense of making such filing(s). Lessee further agrees to itself execute such documents and take such action, as Lessor may request to protect Lessor and carry out the intent of this agreement.

     6. EXPIRATION OF LEASE. At the expiration of the lease term stated herein, this lease shall continue on a month-to-month basis, and Lessee shall continue to pay the monthly rent hereunder, until this lease is terminated by
(1) delivery of the leased equipment to Lessor as provided in Paragraph 5 or (2) Lessee's exercise of the purchase option, or purchase agreement, if any, and payment of the purchase price under such option or agreement.

     7. ASSIGNMENT. Lessor may assign the lease and its assignee may assign the same. All rights of Lessor hereunder shall be succeeded by any assignee hereof and said assignee's title to this Lease, to the rental herein provided for to be paid, and in and to said equipment shall be free from all defense, set-offs or counterclaims of any kind which Lessee may be entitled to assert against Lessor. Lessee hereby waives the same as against such assignee; it being understood and agreed that any assignee of Lessor does not assume obligations of the Lessor herein named.

     LESSEE SHALL NOT ASSIGN, MORTGAGE, OR HYPOTHECATE THIS LEASE OR ANY INTEREST HEREIN OR SUBLET SAID EQUIPMENT WITHOUT SUCH CONSENT SHALL BE VOID. TITLE TO THE EQUIPMENT SUBJECT TO THIS LEASE IS RETAINED BY THE LESSOR AND THE LESSEE COVENANTS THAT IT WILL NOT PURPORT TO PLEDGE OR ENCUMBER THE EQUIPMENT IN ANY MANNER WHATSOEVER, NOR PERMIT ANY LIENS, CHARGES OR ENCUMBRANCE TO ATTACH THERETO.

     8. INSURANCE. Lessee assumes the entire risk of loss or damages to the equipment whether or not covered by insurance, and no such loss shall relieve Lessee of its obligations hereunder. Lessee agrees to keep the equipment insured and provide proof of insurance to Lessor; to protect all interests of Lessor, at Lessee's expense, against all risks of loss or damage from any cause whatsoever for not less than the unpaid balance of the lease rentals due hereunder or eighty percent (80%) of the then current value of said equipment, whichever is higher; and to purchase insurance in an amount reasonable under the circumstances to cover the liability of Lessor for public liability and property damage. Said insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an insured in all said policies and as sole loss payee in the policies insuring the equipment. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be cancelled without thirty (30) days prior written notice to Lessor. As to each policy, Lessee shall furnish Lessor a Certificate of Insurance and copy of policy from the insurer reflecting the coverage required by this paragraph on or before Commencement date of Lease. The proceeds by such insurance whether resulting from loss or damage or return of premium or otherwise, shall be applied toward the replacement or repair of said equipment or the payment of obligations of Lessee hereunder at the option of Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute or endorse all documents, checks or drafts for loss or damage or return premium under any insurance policy issued on said equipment. If Lessee fails to maintain the insurance required by this paragraph, Lessor may, but it's not obligated to, obtain insurance in such forms and amounts as it deems reasonable to protect its interests and Lessee agrees to reimburse Lessor for all such costs, together with interest at the rate provided herein upon demand.

     9. INDEMNITY. Lessee shall, at its sole cost and expense, indemnify, hold harmless and defend Lessor and its agents, employees, officers and directors from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, resulting from or relating to the equipment or the condition, delivery, leasing, location, maintenance, manufacture, operation, ownership, possession, purchase, repair, repossession, return, sale, selection, service or use thereof, including without limitation (a) claims involving latent or other defects (whether or not discoverable by Lessee or Lessor), (b) claims for trademark patent or copyright infringement, and (c) claims for injury or death to persons or damage to property or loss of business or anticipatory profits, whether resulting from acts or omissions of Lessee or Lessor or otherwise. Lessee shall give Lessor prompt written notice of any claims or liability covered by this paragraph. The indemnities under this paragraph shall survive the satisfaction of all other obligations of Lessee herein and the termination of this Lease.

     10. TAXES AND FEES. Lessee agrees to use, operate and maintain said equipment in accordance with all laws; to pay all licensing and registration fees for said equipment; to keep the same free of levies, liens and encumbrances; TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON LESSEE'S PERSONAL PROPERTY TAX RETURNS; TO PAY ALL PERSONAL PROPERTY TAXES ASSESSED AGAINST THE EQUIPMENT, WHICH SUM LESSEE SHALL REMIT TO THE TAXING AUTHORITY; to pay all other taxes, assessments, fees and penalties which may be levied or assessed on or in respect to said equipment or its use or any interest therein, or rental payments thereon including but not limited to all federal, state and local taxes, however designated, levied or assessed upon the Lessee and Lessor or either of them or said equipment, or upon the sale, ownership, use or operation thereof. Lessor may pay such taxes and other amounts and may file such returns on behalf of Lessee if Lessee fails to do so as provided herein. Lessee agrees to reimburse Lessor for reasonable costs incurred in collecting any charges, taxes, assessments or fees for which Lessee is liable hereunder.

     11. ADVANCES. All advances made and costs incurred by Lessor to preserve said equipment or to discharge and pay any taxes, assessments, fees, penalties, liens or encumbrances thereon or to insure the equipment shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor immediately together with interest thereon at the rate of one and six tenths (1.6%) percent per month until paid.

     12. DEFAULT. Lessee shall be in default hereunder upon the occurrence of any of the following events: (a) failure of Lessee to pay any rental payment or other amount required hereunder when due; (b) failure of Lessee to perform any other obligation hereunder or observe any other term or provision hereof; (c) any representation or warranty made to Lessor by Lessee or by any Guarantor proves to have been false in any material respect when made; (d) levy, seizure or attachment or other involuntary transfer of the equipment; (e) assignment for benefit of creditors or bulk transfer of assets by, or insolvency, cessation of business, termination of existence, death or dissolution of, Lessee or any Guarantor. As used herein, the term "Guarantor" shall include any guarantor of this Lease and any owner of any property given as security for Lessee's obligations hereunder.

     Upon the occurrence of a default hereunder, Lessor may exercise any one or more of the following remedies without demand or notice to Lessee and without terminating or otherwise affecting Lessee's obligations hereunder: (i) declare the entire balance of rent for the remaining term of this Lease to be immediately due and payable; (ii) require Lessee to assemble the equipment and make it available to Lessor at a place designated by Lessor which is reasonably convenient to both parties; (iii) take and hold possession of the equipment and render the equipment unusable, and for this purpose enter and remove the equipment from any premises where the same may be located without liability to Lessee for any damage caused thereby; (iv) sell or lease the equipment or any part thereof at public or private sale for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lessor; (v) use and occupy the premises of Lessee for the purpose of taking, holding, re-conditioning, displaying, selling or leasing the equipment, without cost to Lessor or liability to Lessee; (vi) demand, sue for and recover from Lessee all sums due hereunder.

     13. DAMAGES. In the event of any default hereunder, Lessor may elect to accelerate the obligation of Lessee and, in such event, shall be entitled to recover the sum of (a) delinquent lease payments with interest thereon at the legal rate, (b) any unamortized brokerage commission, (c) the anticipated residual value of the equipment, and (d) the lease payments to become due in the future discounted to present value as of the date of entry of judgment at a rate equal to 80% of the New York Prime rate as of that date. Lessee shall be entitled to a credit for net proceeds received by Lessor upon sale or release of the equipment, if any, discounted to present value. Lessee shall also be liable for all costs incurred by Lessor in retaking, protecting and disposing of the equipment, including reasonable legal fees and costs.

     14. LATE CHARGE. In the event a rent payment or personal property tax payment is not made when due hereunder the Lessee promises to pay (1) a late charge to the Lessor or his assigns not later than one month thereafter, in an amount calculated at the rate of five cents per one ($1.00) dollar of each such delayed payment. The late charge and/or the interest payments set forth in this contract shall apply only when permitted by law and, if not permitted by law, the late charges and/or interest payments shall be calculated at the maximum rate permissible by law. In the event that a check or other instrument tendered for payment is dishonored, Lessor shall be entitled to a ten dollar ($10.00) fee.

     15. OMISSION. The omission by the Lessor at any time to enforce any default or right reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Lessee at any time designated, shall not be a waiver of any such default or right to which the Lessor is entitled, nor shall it in any way affect the right of the Lessor to enforce such provisions thereafter. The Lessor may exercise all remedies simultaneously, pursuant to the terms hereof, and any such action shall not operate to release the Lessee until the full amount of the rentals due and to become due and all other sums to be paid hereunder have been paid.

     16. BINDING AGREEMENT. The provisions of this agreement apply to and bind the heirs, executors, administrators, successors, and assigns of the respective parties hereto.

     17. GOVERNING LAW, VENUE, JURY WAIVER. This Agreement shall be governed and interpreted in accordance with the laws of the state of Lessor's principal office, and any suit hereon shall be brought in the county of such office. To the extent permitted by law, the parties waive their right to a jury trial.

     18. IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES HERETO RELATIVE TO THIS LEASE ARE MERGED IN THIS AGREEMENT, WHICH CONTAINS THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES HERETO, AND NEITHER PARTY RELIES UPON ANY OTHER STATEMENT OR REPRESENTATION, EXCEPT FOR THE CREDIT APPLICATION AND FINANCIAL STATEMENTS OF LESSEE AND ANY GUARANTOR PROVIDED IN CONNECTION HEREWITH. THIS AGREEMENT MAY NOT BE MODIFIED OR CANCELLED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE LESSEE AND A CORPORATE OFFICER OF THE LESSOR.

     19. This lease is not effective nor accepted until signed by an officer of lessor, which is the last act necessary for the effectiveness of this lease.

Accepted by Lessor CALIFORNIA THRIFT & LOAN
                   -------------------------------------------------

By [SIGNATURE ILLEGIBLE] Date 12/20/94
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SEE REVERSE SIDE FOR TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.


ATG, INC.
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LESSEE (Complete Legal Name)

By: [SIGNATURE ILLEGIBLE]   President            12/?/94
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Authorized     Signature    Title                Date

By:
_____________________________________________________________________
Authorized     Signature    Title                Date

/s/ SIGNATURE ILLEGIBLE
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Witness

_______________________________________________________________________________
                                   GUARANTEE
_______________________________________________________________________________

     To induce LESSOR to enter into the above lease, and any extensions, renewals, modifications or additions thereto, the undersigned and each of them if there be more than one (hereinafter jointly and severally called "Guarantor") jointly and severally guarantees and promises to pay to Lessor at the address set out above, or at such other place as Lessor shall from time to time advise in writing, on demand, the due and punctual payment and performance of any and all indebtedness of the above-named Lessee ("Lease"). This is a guaranty of payment and performance and not of collection. The Guarantor's obligations hereunder shall be unconditional (and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of the Lessee and/or Lessor which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

     The obligations hereunder are independent of the obligations of Lessee or the obligations of any other person(s) or guarantor(s) who may be liable to Lessor in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them (if there be more than one) whether action is brought against Lessee alone or whether Lessee be joined in any such action or actions.

     Guarantor authorizes Lessor, without notice or consent and without affecting, impairing or discharging in whole or in part its liability, hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the lease or any part thereof, including increase or decrease of the rent; (b) take and hold security for the payment of this guaranty or the indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lessor in its discretion may determine; and (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partially or wholly liable for any part of the indebtedness. Lessor may without notice assign this guaranty in whole or in part.

     Guarantor waives any right to require Lessor to (a) proceed with or exhaust remedies against Lessee; (b) proceed against or exhaust any security held from Lessee or Guarantor; (c) pursue any other remedy in Lessor's power whatsoever, or (d) proceed against any other person(s) or Guarantor(s) who may be liable to Lessor in whole or in part for the indebtedness. Guarantor waives any defense arising by reason of any disability or other defense of Lessee or by reason of the cessation or modification from any cause whatsoever of the liability of Lessee. Until all indebtedness of Lessee to Lessor shall have been paid in full, Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Lessor now has or may hereafter have against Lessee, and waives any benefit of, and any right to participate in any security now or hereafter held by Lessor. Guarantor waives diligence, all presentiments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this guaranty and of the existence, creation, or incurring of new, changed, modified, increased or additional indebtedness, all other notices of every and any kind and trial by jury in any action or proceeding arising out of, under, on or by reason of this guaranty or any other dispute between Guarantor and Lessor.

     Where any one or more of Lessees are corporations or partnerships it is not necessary for Lessor to inquire into the powers of Lessee or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed and be indebtedness hereunder.

     Guarantor agrees to pay the attorney's fees and all other costs and expenses which may be incurred by Lessor in the enforcement of this guaranty and agrees that all attorney's fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

     Any married person who signs this guaranty hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this guaranty.

     This guaranty cannot be changed, modified or terminated orally; shall be deemed delivered and shall be construed, interpreted and enforced in accordance with and under the law of the State of California. The obligations of Guarantor hereunder shall be binding upon its successors, representatives, estates and assigns and shall inure to the benefit of Lessor's successors and assigns.

/s/ Frank Chiu
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(Signature) An Individual FRANK CHIU

X
________________________________________________________________________________
(Signature) An Individual

X
________________________________________________________________________________
(Signature) An Individual

/s/ Doreen Chiu
--------------------------------------------------------------------------------
(Signature) An Individual DOREEN CHIU

X
________________________________________________________________________________
(Signature) An Individual

X
________________________________________________________________________________
(Signature) An Individual

Witness [SIGNATURE ILLEGIBLE] Witness___________________ Witness________________
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